-more- Date: November 21, 2017 Media Contact: Investor Contact: Michael Kinney Dennis Puma 732-938-1031 732-938-1229 mkinney@njresources.com dpuma@njresources.com NEW JERSEY RESOURCES REPORTS FISCAL 2017 RESULTS AND ANNOUNCES FISCAL 2018 EARNINGS GUIDANCE WALL, N.J. — Today, New Jersey Resources (NYSE: NJR) reported results for fiscal 2017. Key highlights for the fiscal year include: • Consolidated net income was $132.1 million, compared with $131.7 million in fiscal 2016. • Consolidated net financial earnings (NFE), a non-GAAP financial measure, were $149.4 million, compared with $138.1 million in fiscal 2016. • Increased annual dividend rate by 6.9 percent to $1.09 per share. • Higher base rates and customer growth led to 14.2 percent NFE growth at New Jersey Natural Gas (NJNG), compared with fiscal 2016. • Southern Reliability Link approved by New Jersey Pinelands Commission; the final regulatory milestone. • NJR Clean Energy Ventures (NJRCEV), a leading solar provider in the state, completed five commercial installations with a total capacity of 27.1 megawatts (MWs); strong demand for residential solar continues. “New Jersey Resources delivered strong results in fiscal 2017, thanks to the efforts of our talented employees,” said Laurence M. Downes, chairman and CEO of New Jersey Resources. “Our performance was primarily driven by higher utility gross margin and customer growth, as well as strong contributions from our clean energy and midstream segments.” Fiscal 2017 net income totaled $132.1 million, or $1.53 per share, compared with $131.7 million, or $1.53 per share, in fiscal 2016. Fiscal 2017 NFE totaled $149.4 million, or $1.73 per share, compared with $138.1 million, or $1.61 per share, in fiscal 2016. Net losses for the fourth quarter of fiscal 2017 totaled $36.5 million, or $(.42) per share, compared with net income of $25.4 million, or $.30 per share, during the same period last year. Fourth-quarter fiscal 2017 net financial losses totaled $12.5 million, or $(.14) per share, compared with a net financial loss of $2.1 million, or $(.02) per share, during the same period last year.

NEW JERSEY RESOURCES REPORTS FISCAL 2017 RESULTS AND ANNOUNCES FISCAL 2018 EARNINGS GUIDANCE
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A reconciliation of net income to NFE for the three and twelve months ended September 30 of fiscal years 2017 and 2016, is provided below.

	Three Months Ended September 30,		Twelve Months Ended September 30,	
(Thousands)	**2017**	2016	**2017**	2016
Net (loss) income	**$ (36,523)**	$ 25,400	**$ 132,065**	$ 131,672
Add:				
Unrealized loss (gain) on derivative instruments and related transactions	**31,293**	(11,027)	**(11,241)**	46,883
Tax effect	**(11,845)**	4,003	**4,062**	(17,018)
Effects of economic hedging related to natural gas inventory	**8,878**	(28,195)	**38,470**	(36,816)
Tax effect	**(2,887)**	10,235	**(13,964)**	13,364
Net income to NFE tax adjustment	**(1,408)**	(2,475)	**—**	—
Net financial (loss) earnings	**$ (12,492)**	$ (2,059)	**$ 149,392**	$ 138,085
Weighted Average Shares Outstanding				
Basic	**86,513**	86,060	**86,321**	85,884
Diluted (GAAP basis)	**86,513**	86,940	**87,144**	86,731
Diluted (NFE basis)	**86,513**	86,060	**87,144**	86,731
Basic (loss) earnings per share	**$ (0.42)**	$ 0.30	**$ 1.53**	$ 1.53
Add:				
Unrealized loss (gain) on derivative instruments and related transactions	**0.36**	(0.13)	**(0.13)**	0.55
Tax effect	**(0.13)**	0.05	**0.05**	(0.20)
Effects of economic hedging related to natural gas inventory	**0.10**	(0.33)	**0.45**	(0.43)
Tax effect	**(0.03)**	0.12	**(0.17)**	0.16
Net income to NFE tax adjustment	**(0.02)**	(0.03)	**—**	—
Basic net financial (loss) earnings per share	**$ (0.14)**	$ (0.02)	**$ 1.73**	$ 1.61

NFE is a financial measure not calculated in accordance with generally accepted accounting principles (GAAP) of the United States as it excludes all unrealized, and certain realized, gains and losses associated with derivative instruments, net of applicable tax adjustments. For further discussion of this financial measure, please see the explanation below under "Non-GAAP Financial Information."

A table summarizing our key performance metrics for the three and twelve months ended September 30 of fiscal years 2017 and 2016, is provided below.

	Three Months Ended September 30,		Twelve Months Ended September 30,	
($ in Thousands)	**2017**	2016	**2017**	2016
Net (loss) income	**$ (36,523)**	$ 25,400	**$ 132,065**	$ 131,672
EPS	**$ (0.42)**	$ 0.30	**$ 1.53**	$ 1.53
NFE	**(12,492)**	(2,059)	**149,392**	138,085
Basic net financial (loss) per share	**$ (0.14)**	$ (0.02)	**$ 1.73**	$ 1.61

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A table detailing NFE for the three and twelve months ended September 30 of fiscal years 2017 and 2016, is provided below.

	Three Months Ended September 30,		Twelve Months Ended September 30,	
(Thousands)	**2017**	2016	**2017**	2016
Net financial (loss) earnings				
New Jersey Natural Gas	**$ (9,602)**	$ (7,390)	**$ 86,930**	$ 76,104
NJR Midstream	**2,563**	2,496	**12,857**	9,406
Subtotal Regulated	**(7,039)**	(4,894)	**99,787**	85,510
NJR Clean Energy Ventures	**(6,988)**	6,495	**24,873**	28,393
NJR Energy Services	**(1,612)**	(5,651)	**18,554**	21,934
NJR Home Services and Other	**3,266**	2,220	**6,811**	2,882
Subtotal Non-Regulated	**(5,334)**	3,064	**50,238**	53,209
Subtotal	**(12,373)**	(1,830)	**150,025**	138,719
Eliminations	**(119)**	(229)	**(633)**	(634)
Total	**$ (12,492)**	$ (2,059)	**$ 149,392**	$ 138,085

NJR Announces Fiscal 2018 NFE Guidance:

NJR announced fiscal 2018 NFE guidance of $1.75 to $1.85 per share, subject to the risks and uncertainties identified below under "Forward-Looking Statements." NJR expects its regulated businesses to generate between 55 to 75 percent of total NFE, with NJNG continuing to be the largest contributor. The following chart represents NJR's current expected contributions from its subsidiaries for fiscal 2018:

Company	**Expected Fiscal 2018 Net Financial Earnings Contribution**
New Jersey Natural Gas	50 to 60 percent
NJR Midstream	5 to 15 percent
Total Regulated	***55 to 75 percent***
NJR Clean Energy Ventures	20 to 30 percent
NJR Energy Services	5 to 10 percent
NJR Home Services	1 to 3 percent

In providing fiscal 2018 NFE guidance, management is aware there could be differences between reported GAAP earnings and NFE due to matters such as, but not limited to, the positions of our energy-related derivatives. Management is not able to reasonably estimate the aggregate impact of these items on reported earnings and, therefore, is not able to provide a reconciliation to the corresponding GAAP equivalent for its operating earnings guidance without unreasonable efforts.

Regulated Business Update:

New Jersey Natural Gas

Reported fiscal 2017 NFE of $86.9 million compared with $76.1 million during the same period in fiscal 2016. Strong results for the fiscal year were driven primarily by higher base rates and utility gross margin from new customer additions. Net financial losses for the fourth quarter of fiscal 2017 and 2016 were $9.6 million and $7.4 million, respectively, and reflect the seasonal nature of the business.

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NEW JERSEY RESOURCES REPORTS FISCAL 2017 RESULTS AND ANNOUNCES FISCAL 2018 EARNINGS GUIDANCE Page 4 of 15 -more- Customer Growth: • Added, 9,126 new customers for the fiscal year — its highest total since 2006 — compared with 8,170 last year; new customer additions contributed $5.5 million to annual utility gross margin. • NJNG expects to invest approximately $40 million per year in capital expenditures to support new customer growth through fiscal 2020. NJNG expects to add 26,000 to 28,000 new customers through fiscal 2020, representing an annual growth rate of 1.7 percent and a cumulative increase in utility gross margin of approximately $16 million through fiscal 2020. For more information on utility gross margin, please see “Non-GAAP Financial Information” below. Infrastructure Update: The Southern Reliability Link (SRL) is a proposed 30-mile transmission pipeline designed to provide a secondary interstate feed into the southern end of NJNG’s delivery system to enhance resiliency and supplier diversity. • Approved by New Jersey Pinelands Commission on September 14, 2017; the final regulatory milestone. • We are actively pursuing the remaining easements and road opening permits. Once approved, the construction process will begin and the SRL is expected to be in-service in the first quarter of fiscal 2019. New Jersey Reinvestment in System Enhancement (NJ RISE) Program is a five-year, $102.5 million investment that began in 2014 to enhance system resiliency and improve NJNG's service disruption response capabilities. • Completed the reconstruction of the Ship Bottom Regulator Station on Long Beach Island. • Installation of a secondary natural gas distribution main in the northern section of the Seaside barrier island in Ocean County, New Jersey has begun, along with improvements to the associated primary and backup regulator stations. • Two additional NJ RISE projects are in the permitting phase, with expected completion dates in fiscal 2019. Safety Acceleration and Facilities Enhancement (SAFE) Program II is a five-year program designed to replace the remaining 276 miles of unprotected steel main and associated services in NJNG’s distribution system. As a condition of the New Jersey Board of Public Utilities' (BPU) approval, NJNG is required to file a base rate case no later than November 2019. • In fiscal 2017, $39.8 million was invested to replace 69.7 miles of unprotected steel main and services. • NJNG earns an Allowance for Funds Used During Construction (AFUDC) on its invested capital during construction, and requests base rate increases for the approved $157.5 million of SAFE II spending in annual filings. • BPU approved a $4.1 million base rate increase, effective October 1, 2017, to recover NJ RISE and SAFE II capital investments for the period ending June 30, 2017. Basic Gas Supply Service (BGSS) Incentive Programs: • Contributed $13.7 million in fiscal 2017 to utility gross margin compared with $15 million during the same period in fiscal 2016, reflecting a decrease in the value of capacity and lower volumes associated with the capacity release program.

NEW JERSEY RESOURCES REPORTS FISCAL 2017 RESULTS AND ANNOUNCES FISCAL 2018 EARNINGS GUIDANCE Page 5 of 15 -more- Energy Efficiency: • The SAVEGREEN Project®, NJNG’s energy-efficiency program, invested $13.1 million during fiscal 2017 in grants and financing options designed to help customers with energy-efficiency upgrades for their homes and businesses. • Since inception in 2009, NJNG has invested nearly $150 million and is authorized to earn an overall return on its investments, ranging from 6.69 to 7.76 percent, with a return on equity (ROE) that ranges from 9.75 to 10.3 percent. NJR Midstream Reported fiscal 2017 NFE of $12.9 million compared with $9.4 million during the same period in fiscal 2016. For the three-month period ended September 30, 2017, NFE were $2.6 million, compared with $2.5 million during the same period in fiscal 2016. The improved results were due primarily to AFUDC associated with the PennEast Pipeline project. • On October 27, 2017, Adelphia Gateway, LLC, a subsidiary of NJR, entered into an agreement with Talen Generation LLC to acquire all of the membership interests in Interstate Energy Company LLC, which owns and operates an existing 84-mile pipeline in southeastern Pennsylvania. The transaction is expected to close following receipt of all of the necessary permits and regulatory actions, including those from the Federal Energy Regulatory Commission (FERC) and the Pennsylvania Public Utility Commission. • PennEast is awaiting final approval of its Certificate of Public Convenience and Necessity from FERC. • Once the FERC certificate is received, the project will move quickly to secure the remaining permits and reassess the project timeline. PennEast expects the project to be in service in 2019. Non-Regulated Business Update: NJR Clean Energy Ventures Reported NFE of $24.9 million in fiscal 2017, compared with $28.4 million in fiscal 2016. During the three-month period ended September 30, 2017, NJRCEV reported a net financial loss of $7 million, compared with NFE of $6.5 million during the same period in fiscal 2016. The quarterly results were due primarily to lower investment tax credits (ITCs) driven by NJRCEV's decision to finance two of its commercial assets through a sale leaseback arrangement, which is described below. Solar highlights include: • Five commercial solar projects were placed into service, adding 27.1 MWs to its growing portfolio of solar assets. • The Sunlight Advantage® residential solar program added 1,300 new customers, compared with 1,123 during the same period in fiscal 2016. • Solar-related capital expenditures for projects eligible for ITCs during fiscal 2017 were $120.3 million, $87.5 million net of sale leaseback, compared with $85.6 million during fiscal 2016. • Completed sale leaseback financing of two commercial solar asset projects totaling $32.9 million. Under the sale leaseback financing, NJRCEV retains all Solar Renewable Energy Credits (SRECs) and proceeds from

NEW JERSEY RESOURCES REPORTS FISCAL 2017 RESULTS AND ANNOUNCES FISCAL 2018 EARNINGS GUIDANCE Page 6 of 15 -more- electricity sales while transferring the tax benefits associated with the ITCs and bonus depreciation to the lessor. NJR Energy Services (NJRES) Reported NFE of $18.6 million in fiscal 2017 compared with $21.9 million during the same period in fiscal 2016. Reported a net financial loss of $1.6 million in the fourth quarter of fiscal 2017, compared with a net financial loss of $5.7 million during the same period in fiscal 2016. • Lower results in fiscal 2017 were due primarily to fewer market opportunities related to transportation assets and timing of certain transactions related to storage withdrawals, along with warmer-than-normal weather during fiscal 2017. Capital Expenditures and Cash Flows: NJR is committed to maintaining a strong financial profile while continuing to invest capital in regulated and non- regulated projects. • NJR generated operating cash flows of $248 million in fiscal 2017, compared with $142.6 million during the same period in fiscal 2016. The increase was attributed primarily to higher utility gross margin and lower broker margin requirements, as well as a discretionary contribution of $30 million to NJR’s pension plan during fiscal 2016 that did not recur in fiscal 2017. • Fiscal 2017 capital expenditures were $326.8 million, of which $204.7 million were related to regulated assets. For the fourth quarter of fiscal 2017, capital expenditures were $80.3 million, compared with $133.4 million during the same period in fiscal 2016. • NJR reported aggregate capital expenditures of $410.8 million and dividend payments of $88 million for fiscal 2017, of which $248.1 million was funded from operating cash flows, $32.9 million from sale leaseback financing, $206.7 million from other proceeds from debt and $11.1 million from equity issuances. Effective Tax Rate: NJR’s annual effective tax rate decreased compared with the previous year. In fiscal 2017, $29.6 million related to tax credits net of deferred taxes were recognized, compared with $27.3 million, in the same period last year. For NFE purposes, the effective tax rate also decreased and NJR recognized $29.6 million in tax credits net of deferred taxes. Further detail can be found in Note 13 “Income Taxes” within our 10-K filing. Webcast Information: NJR will host a live webcast to discuss its financial results today at 10 a.m. EST. A few minutes prior to the webcast, go to njresources.com and select “Investor Relations,” then scroll down to the “Events & Presentations” section and click on the webcast link. Forward-Looking Statements: This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities

NEW JERSEY RESOURCES REPORTS FISCAL 2017 RESULTS AND ANNOUNCES FISCAL 2018 EARNINGS GUIDANCE Page 7 of 15 -more- Litigation Reform Act of 1995. NJR cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond NJR’s ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. Words such as “anticipates,” “estimates,” “expects,” “projects,” “may,” “will,” “intends,” “plans,” “believes,” “should” and similar expressions may identify forward-looking statements and such forward-looking statements are made based upon management’s current expectations, assumptions and beliefs as of this date concerning future developments and their potential effect upon NJR. There can be no assurance that future developments will be in accordance with management’s expectations, assumptions and beliefs or that the effect of future developments on NJR will be those anticipated by management. Forward-looking statements in this release include, but are not limited to, certain statements regarding NJR’s NFE guidance for fiscal 2018, forecasted contribution of business segments to fiscal 2018 NFE, future NJNG customer growth, future NJR capital expenditures and infrastructure investments, NJRCEV’s ITC-eligible projects and demand for residential solar, SREC prices and electricity sales, future base rate cases, earnings and dividend growth, the ability to close and successfully implement the Adelphia Gateway acquisition, as well as the SRL and PennEast Pipeline projects. The factors that could cause actual results to differ materially from NJR’s expectations include, but are not limited to, risks associated with our investments in clean energy projects, including the availability of regulatory and tax incentives, the availability of viable projects, our eligibility for ITCs and PTCs, the future market for SRECs and electricity prices, and operational risks related to projects in service; the ability to obtain governmental and regulatory approvals, land-use rights, electric grid connection (in the case of clean energy projects) and/or financing for the construction, development and operation of our unregulated energy investments and NJNG’s infrastructure projects in a timely manner; risks associated with acquisitions and the related integration of acquired assets with our current operations; volatility of natural gas and other commodity prices and their impact on NJNG customer usage, NJNG’s BGSS incentive programs, our Energy Services segment operations and on our risk management efforts; the level and rate at which NJNG’s costs and expenses are incurred and the extent to which they are approved for recovery from customers through the regulatory process, including through future base rate case filings; the impact of a disallowance of recovery of environmental-related expenditures and other regulatory changes; the performance of our subsidiaries; operating risks incidental to handling, storing, transporting and providing customers with natural gas; access to adequate supplies of natural gas and dependence on third-party storage and transportation facilities for natural gas supply; the regulatory and pricing policies of federal and state regulatory agencies; timing of qualifying for ITCs and PTCs due to delays or failures to complete planned solar and wind energy projects and the resulting effect on our effective tax rate and earnings; the results of legal or administrative proceedings with respect to claims, rates, environmental issues, gas cost prudence reviews and other matters; risks related to cyberattack or failure of information technology systems; changes in rating agency requirements and/or credit ratings and their effect on availability and cost of capital to our company; the ability to comply with current and future regulatory requirements; the impact of volatility in the equity and credit markets on our access to capital; the impact to the asset values and resulting higher costs and funding obligations of our pension and postemployment benefit plans as a result of potential downturns in the financial markets, lower discount rates, revised actuarial assumptions or impacts associated with the Patient Protection and Affordable Care Act; commercial and wholesale credit risks, including the availability of creditworthy customers and counterparties, and liquidity in the wholesale energy trading market; accounting effects and other risks associated with hedging activities and use of derivatives contracts; the ability to optimize our physical assets; any potential need to record a valuation allowance for our deferred tax assets; changes to tax laws and regulations; weather and economic conditions; the ability to comply with debt covenants; demographic changes in NJR’s service territory and their effect on NJR’s customer growth; the impact of natural disasters, terrorist activities and other extreme events on our operations and customers; the costs of compliance with present and future environmental laws, including potential climate change-related legislation; environmental-related and other uncertainties related to litigation or administrative proceedings; risks related to our employee workforce; and risks associated with the management of our joint ventures and partnerships, and investment in a master limited partnership. The aforementioned factors are detailed in the “Risk Factors” sections of our Form 10-K that we filed with the Securities and Exchange Commission (SEC) on November 21, 2017, which is available on the SEC’s website at sec.gov. Information included in this release is representative as

NEW JERSEY RESOURCES REPORTS FISCAL 2017 RESULTS AND ANNOUNCES FISCAL 2018 EARNINGS GUIDANCE Page 8 of 15 -more- of today only, and while NJR periodically reassesses material trends and uncertainties affecting NJR’s results of operations and financial condition in connection with its preparation of management’s discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, NJR does not, by including this statement, assume any obligation to review or revise any particular forward- looking statement referenced herein in light of future events. Non-GAAP Financial Information: This release includes the non-GAAP financial measures NFE (losses), financial margin and utility gross margin. A reconciliation of these non-GAAP financial measures to the most directly comparable financial measures calculated and reported in accordance with GAAP can be found below. As an indicator of NJR’s operating performance, these measures should not be considered an alternative to, or more meaningful than, net income or operating revenues as determined in accordance with GAAP. This information has been provided pursuant to the requirements of SEC Regulation G. NFE (losses) and financial margin exclude unrealized gains or losses on derivative instruments related to the company’s unregulated subsidiaries and certain realized gains and losses on derivative instruments related to natural gas that has been placed into storage at NJRES, net of applicable tax adjustments as described below. Volatility associated with the change in value of these financial instruments and physical commodity contracts is reported on the income statement in the current period. In order to manage its business, NJR views its results without the impacts of the unrealized gains and losses, and certain realized gains and losses, caused by changes in value of these financial instruments and physical commodity contracts prior to the completion of the planned transaction because it shows changes in value currently instead of when the planned transaction ultimately is settled. An annual estimated effective tax rate is calculated for NFE purposes and any necessary quarterly tax adjustment is applied to NJRCEV, as such adjustment is related to tax credits generated by NJRCEV. NJNG’s utility gross margin represents the results of revenues less natural gas costs, sales, expenses and other taxes and regulatory rider expenses, which are key components of NJR’s operations that move in relation to each other. Natural gas costs, sales, expenses and other taxes and regulatory rider expenses are passed through to customers and, therefore, have no effect on gross margin. Management uses these non-GAAP financial measures as supplemental measures to other GAAP results to provide a more complete understanding of NJR’s performance. Management believes these non-GAAP financial measures are more reflective of NJR’s business model, provide transparency to investors and enable period-to-period comparability of financial performance. A reconciliation of all non-GAAP financial measures to the most directly comparable financial measures calculated and reported in accordance with GAAP, can be found below. For a full discussion of NJR’s non-GAAP financial measures, please see NJR’s 2017 Form 10-K, Item 7. About New Jersey Resources New Jersey Resources (NYSE: NJR) is a Fortune 1000 company that, through its subsidiaries, provides safe and reliable natural gas and clean energy services, including transportation, distribution, asset management and home services. NJR is composed of five primary businesses: • New Jersey Natural Gas, NJR’s principal subsidiary, operates and maintains over 7,400 miles of natural gas transportation and distribution infrastructure to serve over half a million customers in New Jersey’s Monmouth, Ocean and parts of Morris, Middlesex and Burlington counties. • NJR Clean Energy Ventures invests in, owns and operates solar and onshore wind projects with a total capacity of more than 315 megawatts, providing residential and commercial customers with low-carbon solutions.

NEW JERSEY RESOURCES REPORTS FISCAL 2017 RESULTS AND ANNOUNCES FISCAL 2018 EARNINGS GUIDANCE Page 9 of 15 -more- • NJR Energy Services manages a diversified portfolio of natural gas transportation and storage assets and provides physical natural gas services and customized energy solutions to its customers across North America. • NJR Midstream serves customers from local distributors and producers to electric generators and wholesale marketers through its 50 percent equity ownership in the Steckman Ridge natural gas storage facility and its stake in Dominion Midstream Partners, L.P., as well as its 20 percent equity interest in the PennEast Pipeline Project. • NJR Home Services provides service contracts as well as heating, central air conditioning, water heaters, standby generators, solar and other indoor and outdoor comfort products to residential homes throughout New Jersey. NJR and its more than 1,000 employees are committed to helping customers save energy and money by promoting conservation and encouraging efficiency through Conserve to Preserve® and initiatives such as The SAVEGREEN Project® and The Sunlight Advantage®. For more information about NJR: www.njresources.com. Follow us on Twitter @NJNaturalGas. “Like” us on facebook.com/NewJerseyNaturalGas. Download our free NJR investor relations app for iPad, iPhone and Android. NJR-E

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NEW JERSEY RESOURCES

CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended September 30,		Twelve Months Ended September 30,	
(Thousands, except per share data)	**2017**	2016	**2017**	2016
OPERATING REVENUES				
Utility	**$ 93,173**	$ 80,998	**$ 695,637**	$ 594,346
Nonutility	**443,347**	388,243	**1,572,980**	1,286,559
Total operating revenues	**536,520**	469,241	**2,268,617**	1,880,905
OPERATING EXPENSES				
Gas purchases				
Utility	**37,798**	30,295	**258,687**	205,034
Nonutility	**431,509**	308,820	**1,436,740**	1,139,301
Related parties	**2,081**	2,092	**8,340**	8,351
Operation and maintenance	**66,173**	57,596	**226,356**	208,421
Regulatory rider expenses	**2,533**	2,097	**40,243**	39,300
Depreciation and amortization	**21,493**	19,851	**81,841**	72,748
Energy and other taxes	**6,984**	6,010	**49,366**	40,215
Total operating expenses	**568,571**	426,761	**2,101,573**	1,713,370
OPERATING (LOSS) INCOME	**(32,051)**	42,480	**167,044**	167,535
Other income, net	**2,050**	2,764	**14,437**	9,196
Interest expense, net	**11,671**	9,111	**44,886**	31,044
(LOSS) INCOME BEFORE INCOME TAXES AND EQUITY IN EARNINGS OF AFFILIATES	**(41,672)**	36,133	**136,595**	145,687
Income tax (benefit) provision	**(1,791)**	13,183	**18,343**	23,530
Equity in earnings of affiliates	**3,358**	2,450	**13,813**	9,515
NET (LOSS) INCOME	**$ (36,523)**	$ 25,400	**$ 132,065**	$ 131,672
(LOSS) EARNINGS PER COMMON SHARE				
Basic	**$ (0.42)**	$ 0.30	**$ 1.53**	$ 1.53
Diluted	**$ (0.42)**	$ 0.29	**$ 1.52**	$ 1.52
DIVIDENDS DECLARED PER COMMON SHARE	**$ 0.27**	$ 0.26	**$ 1.04**	$ 0.98
WEIGHTED AVERAGE SHARES OUTSTANDING				
Basic	**86,513**	86,060	**86,321**	85,884
Diluted	**86,513**	86,940	**87,144**	86,731

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NEW JERSEY RESOURCES REPORTS FISCAL 2017 RESULTS AND ANNOUNCES FISCAL 2018 EARNINGS GUIDANCE Page 11 of 15 RECONCILIATION OF NON-GAAP PERFORMANCE MEASURES Three Months Ended Twelve Months Ended September 30, September 30, (Thousands) 2017 2016 2017 2016 NEW JERSEY RESOURCES A reconciliation of net income, the closest GAAP financial measurement, to net financial earnings, is as follows: Net (loss) income $ (36,523) $ 25,400 $ 132,065 $ 131,672 Add: Unrealized loss (gain) on derivative instruments and related transactions 31,293 (11,027) (11,241) 46,883 Tax effect (11,845) 4,003 4,062 (17,018) Effects of economic hedging related to natural gas inventory 8,878 (28,195) 38,470 (36,816) Tax effect (2,887) 10,235 (13,964) 13,364 Net income to NFE tax adjustment (1,408) (2,475) — — Net financial (loss) earnings $ (12,492) $ (2,059) $ 149,392 $ 138,085 Weighted Average Shares Outstanding Basic 86,513 86,060 86,321 85,884 Diluted 86,513 86,060 87,144 86,731 A reconciliation of basic earnings per share, the closest GAAP financial measurement, to basic net financial earnings per share, is as follows: Basic (loss) earnings per share $ (0.42) $ 0.30 $ 1.53 $ 1.53 Add: Unrealized loss (gain) on derivative instruments and related transactions $ 0.36 $ (0.13) $ (0.13) $ 0.55 Tax effect $ (0.13) $ 0.05 $ 0.05 $ (0.20) Effects of economic hedging related to natural gas inventory $ 0.10 $ (0.33) $ 0.45 $ (0.43) Tax effect $ (0.03) $ 0.12 $ (0.17) $ 0.16 Net income to NFE tax adjustment $ (0.02) $ (0.03) $ — $ — Basic NFE per share $ (0.14) $ (0.02) $ 1.73 $ 1.61 NATURAL GAS DISTRIBUTION A reconciliation of operating revenue, the closest GAAP financial measurement, to utility gross margin is as follows: Operating revenues $ 93,173 $ 80,998 $ 695,637 $ 594,346 Less: Gas purchases 40,123 33,003 269,480 215,849 Energy and other taxes 4,121 3,566 37,917 29,832 Regulatory rider expense 2,533 2,097 40,243 39,300 Utility gross margin $ 46,396 $ 42,332 $ 347,997 $ 309,365

NEW JERSEY RESOURCES REPORTS FISCAL 2017 RESULTS AND ANNOUNCES FISCAL 2018 EARNINGS GUIDANCE Page 12 of 15 Three Months Ended Twelve Months Ended September 30, September 30, (Thousands) 2017 2016 2017 2016 CLEAN ENERGY VENTURES A reconciliation of net income to net financial earnings, is as follows: Net (loss) income $ (5,580) $ 8,970 $ 24,873 $ 28,393 Add: Net income to NFE tax adjustment (1,408) (2,475) — — Net financial earnings $ (6,988) $ 6,495 $ 24,873 $ 28,393 NJR ENERGY SERVICES The following table is a computation of financial margin: Operating revenues $ 398,074 $ 348,295 $ 1,462,681 $ 1,197,253 Less: Gas purchases 432,635 309,975 1,441,310 1,153,911 Add: Unrealized loss (gain) on derivative instruments and related transactions 31,598 (11,703) (10,063) 48,855 Effects of economic hedging related to natural gas inventory 8,878 (28,195) 38,470 (36,816) Financial margin $ 5,915 $ (1,578) $ 49,778 $ 55,381 A reconciliation of operating income, the closest GAAP financial measurement, to financial margin is as follows: Operating (loss) income $ (41,711) $ 31,208 $ (793) $ 22,292 Add: Operation and maintenance expense 6,485 6,862 20,313 20,025 Depreciation and amortization 14 19 63 88 Other taxes 651 231 1,788 937 Subtotal (34,561) 38,320 21,371 43,342 Add: Unrealized loss (gain) on derivative instruments and related transactions 31,598 (11,703) (10,063) 48,855 Effects of economic hedging related to natural gas inventory 8,878 (28,195) 38,470 (36,816) Financial margin $ 5,915 $ (1,578) $ 49,778 $ 55,381 A reconciliation of net income to net financial earnings, is as follows: Net (loss) income $ (27,241) $ 19,764 $ 476 $ 14,265 Add: Unrealized loss (gain) on derivative instruments and related transactions 31,598 (11,703) (10,063) 48,855 Tax effect (11,960) 4,248 3,635 (17,734) Effects of economic hedging related to natural gas, net of taxes 8,878 (28,195) 38,470 (36,816) Tax effect (2,887) 10,235 (13,964) 13,364 Net financial (loss) earnings $ (1,612) $ (5,651) $ 18,554 $ 21,934

NEW JERSEY RESOURCES REPORTS FISCAL 2017 RESULTS AND ANNOUNCES FISCAL 2018 EARNINGS GUIDANCE
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(Thousands, except per share data)	Three Months Ended September 30, 2017	Three Months Ended September 30, 2016	Twelve Months Ended September 30, 2017	Twelve Months Ended September 30, 2016
NEW JERSEY RESOURCES				
Operating Revenues				
Natural Gas Distribution	**$ 93,173**	$ 80,998	**$ 695,637**	$ 594,346
Clean Energy Ventures	**28,969**	25,381	**64,394**	53,540
Energy Services	**398,074**	348,295	**1,462,681**	1,197,253
Midstream	**—**	—	**—**	—
Home Services and Other	**16,673**	16,585	**49,591**	48,497
Sub-total	**536,889**	471,259	**2,272,303**	1,893,636
Eliminations	**(369)**	(2,018)	**(3,686)**	(12,731)
Total	**$ 536,520**	$ 469,241	**$ 2,268,617**	$ 1,880,905
Operating (Loss) Income				
Natural Gas Distribution	**$ (8,043)**	$ (5,937)	**$ 151,641**	$ 126,233
Clean Energy Ventures	**12,539**	12,656	**7,903**	9,772
Energy Services	**(41,711)**	31,208	**(793)**	22,292
Midstream	**(1,565)**	(358)	**(2,322)**	(1,243)
Home Services and Other	**5,179**	4,459	**4,611**	3,633
Sub-total	**(33,601)**	42,028	**161,040**	160,687
Eliminations	**1,550**	452	**6,004**	6,848
Total	**$ (32,051)**	$ 42,480	**$ 167,044**	$ 167,535
Equity in Earnings of Affiliates				
Midstream	**$ 4,298**	$ 3,524	**$ 17,797**	$ 13,936
Eliminations	**(940)**	(1,074)	**(3,984)**	(4,421)
Total	**$ 3,358**	$ 2,450	**$ 13,813**	$ 9,515
Net (loss) income				
Natural Gas Distribution	**$ (9,602)**	$ (7,390)	**$ 86,930**	$ 76,104
Clean Energy Ventures	**(5,580)**	8,970	**24,873**	28,393
Energy Services	**(27,241)**	19,764	**476**	14,265
Midstream	**2,563**	2,496	**12,857**	9,406
Home Services and Other	**3,266**	2,220	**6,811**	2,882
Sub-total	**(36,594)**	26,060	**131,947**	131,050
Eliminations	**71**	(660)	**118**	622
Total	**$ (36,523)**	$ 25,400	**$ 132,065**	$ 131,672
Net financial (loss) earnings				
Natural Gas Distribution	**$ (9,602)**	$ (7,390)	**$ 86,930**	$ 76,104
Clean Energy Ventures	**(6,988)**	6,495	**24,873**	28,393
Energy Services	**(1,612)**	(5,651)	**18,554**	21,934
Midstream	**2,563**	2,496	**12,857**	9,406
Home Services and Other	**3,266**	2,220	**6,811**	2,882
Sub-total	**(12,373)**	(1,830)	**150,025**	138,719
Eliminations	**(119)**	(229)	**(633)**	(634)
Total	**$ (12,492)**	$ (2,059)	**$ 149,392**	$ 138,085
Throughput (Bcf)				
NJNG, Core Customers	**24.1**	23.9	**118.8**	119.8
NJNG, Off System/Capacity Management	**48.6**	54.4	**178.4**	216.7
NJRES Fuel Mgmt. and Wholesale Sales	**160.8**	140.7	**521.6**	551.1
Total	**233.5**	219.0	**818.8**	887.6
Common Stock Data				
Yield at Sept. 30	**2.6%**	3.1%	**2.6%**	3.1%
Market Price				
High	**$ 44.30**	$ 38.92	**$ 44.30**	$ 38.92
Low	**$ 39.50**	$ 32.27	**$ 30.46**	$ 28.02
Close at Sept. 30	**$ 42.15**	$ 32.86	**$ 42.15**	$ 32.86
Shares Out. at Sept. 30	**86,556**	86,086	**86,556**	86,086
Market Cap. at Sept. 30	**$ 3,648,315**	$ 2,828,798	**$ 3,648,315**	$ 2,828,798

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(Unaudited) *(Thousands, except customer and weather data)*	Three Months Ended September 30, 2017	Three Months Ended September 30, 2016	Twelve Months Ended September 30, 2017	Twelve Months Ended September 30, 2016
NATURAL GAS DISTRIBUTION				
Utility Gross Margin				
Operating revenues	**$ 93,173**	$ 80,998	**$ 695,637**	$ 594,346
Less:				
Gas purchases	**40,123**	33,003	**269,480**	215,849
Energy and other taxes	**4,121**	3,566	**37,917**	29,832
Regulatory rider expense	**2,533**	2,097	**40,243**	39,300
Total Utility Gross Margin	**$ 46,396**	$ 42,332	**$ 347,997**	$ 309,365
Utility Gross Margin, Operating Income and Net Income				
Residential	**$ 24,159**	$ 22,271	**$ 218,093**	$ 187,762
Commercial, Industrial & Other	**7,353**	6,839	**51,510**	46,878
Firm Transportation	**9,314**	8,737	**58,172**	54,841
Total Firm Margin	**40,826**	37,847	**327,775**	289,481
Interruptible	**1,954**	1,223	**6,498**	4,906
Total System Margin	**42,780**	39,070	**334,273**	294,387
Off System/Capacity Management/FRM/Storage Incentive	**3,616**	3,262	**13,724**	14,978
Total Utility Gross Margin	**46,396**	42,332	**347,997**	309,365
Operation and maintenance expense	**40,716**	34,453	**142,509**	130,575
Depreciation and amortization	**12,629**	12,695	**49,347**	47,828
Other taxes not reflected in gross margin	**1,094**	1,121	**4,500**	4,729
Operating (Loss) Income	**$ (8,043)**	$ (5,937)	**$ 151,641**	$ 126,233
Net (Loss) Income	**$ (9,602)**	$ (7,390)	**$ 86,930**	$ 76,104
Throughput (Bcf)				
Residential	**3.0**	2.6	**40.7**	36.9
Commercial, Industrial & Other	**0.8**	0.6	**8.7**	7.3
Firm Transportation	**1.7**	1.7	**14.4**	14.1
Total Firm Throughput	**5.5**	4.9	**63.8**	58.3
Interruptible	**18.6**	19.0	**55.0**	61.5
Total System Throughput	**24.1**	23.9	**118.8**	119.8
Off System/Capacity Management	**48.6**	54.4	**178.4**	216.7
Total Throughput	**72.7**	78.3	**297.2**	336.5
Customers				
Residential	**460,013**	448,273	**460,013**	448,273
Commercial, Industrial & Other	**26,947**	26,218	**26,947**	26,218
Firm Transportation	**42,790**	46,608	**42,790**	46,608
Total Firm Customers	**529,750**	521,099	**529,750**	521,099
Interruptible	**33**	34	**33**	34
Total System Customers	**529,783**	521,133	**529,783**	521,133
Off System/Capacity Management*	**27**	30	**27**	30
Total Customers	**529,810**	521,163	**529,810**	521,163

**The number of customers represents those active during the last month of the period.*

Degree Days				
Actual	**24**	17	**4,129**	3,867
Normal	**33**	35	**4,589**	4,689
Percent of Normal	**72.7%**	48.6%	**90.0%**	82.5%

NEW JERSEY RESOURCES REPORTS FISCAL 2017 RESULTS AND ANNOUNCES FISCAL 2018 EARNINGS GUIDANCE
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(Unaudited) (Thousands, except customer, SREC and megawatt)	Three Months Ended September 30, 2017	2016	Twelve Months Ended September 30, 2017	2016
CLEAN ENERGY VENTURES				
Operating Revenues				
SREC sales	**$ 22,644**	$ 20,216	**$ 40,453**	$ 36,243
Wind electricity sales and other	**2,722**	2,337	**12,953**	8,747
Solar electricity sales and other	**1,849**	1,460	**4,833**	3,867
Sunlight Advantage	**1,755**	1,367	**6,155**	4,683
Total Operating Revenues	**$ 28,970**	$ 25,380	**$ 64,394**	$ 53,540
Depreciation and Amortization	**$ 8,716**	$ 6,915	**$ 31,834**	$ 23,971
Operating Income	**$ 12,539**	$ 12,656	**$ 7,903**	$ 9,772
Income Tax (Provision) Benefit	**$ (13,604)**	$ (1,841)	**$ 31,161**	$ 26,592
Net (Loss) Income	**$ (5,580)**	$ 8,970	**$ 24,873**	$ 28,393
Net Financial (Loss) Earnings	**$ (6,988)**	$ 6,495	**$ 24,873**	$ 28,393
Solar Renewable Energy Certificates Generated	**71,791**	59,011	**197,521**	160,009
Solar Renewable Energy Certificates Sold	**96,630**	92,708	**173,299**	169,077
Solar Megawatts Eligible for ITCs	**7.6**	15.8	**39.5**	32.2
Solar Megawatts Under Construction	**11.2**	0.7	**11.2**	0.7
Wind Megawatts Installed/Acquired	**—**	6.3	**39.9**	57.0
Wind Megawatts Under Construction	**—**	39.9	**—**	39.9
ENERGY SERVICES				
Operating Income				
Operating revenues	**$ 398,074**	$ 348,295	**$ 1,462,681**	$ 1,197,253
Less:				
Gas purchases	**432,635**	309,975	**1,441,310**	1,153,911
Operation and maintenance expense	**6,485**	6,862	**20,313**	20,025
Depreciation and amortization	**14**	19	**63**	88
Energy and other taxes	**651**	231	**1,788**	937
Operating (Loss) Income	**$ (41,711)**	$ 31,208	**$ (793)**	$ 22,292
Net (Loss) Income	**$ (27,241)**	$ 19,764	**$ 476**	$ 14,265
Financial Margin	**$ 5,915**	$ (1,578)	**$ 49,778**	$ 55,381
Net Financial (Loss) Earnings	**$ (1,612)**	$ (5,651)	**$ 18,554**	$ 21,934
Gas Sold and Managed (Bcf)	**160.8**	140.7	**521.6**	551.1
MIDSTREAM				
Equity in Earnings of Affiliates	**$ 4,298**	$ 3,524	**$ 17,797**	$ 13,936
Other Income	**$ 1,169**	$ 848	**$ 4,162**	$ 3,130
Income Tax Provision	**$ 1,060**	$ 1,459	**$ 5,820**	$ 6,130
Net Income	**$ 2,563**	$ 2,496	**$ 12,857**	$ 9,406
HOME SERVICES AND OTHER				
Operating Revenues	**$ 16,673**	$ 16,585	**$ 49,591**	$ 48,497
Operating Income	**$ 5,179**	$ 4,459	**$ 4,611**	$ 3,633
Other Income, Net	**$ 366**	$ 266	**$ 6,467**	$ 869
Net Income	**$ 3,266**	$ 2,220	**$ 6,811**	$ 2,882
Total Service Contract Customers at September 30	**111,847**	113,791	**111,847**	113,791